                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): July 28, 2004



                     INNOVATIVE SOLUTIONS AND SUPPORT, INC.
                 ----------------------------------------------
                 (Exact name of issuer as specified in charter)



          PENNSYLVANIA                      0-31157               23-2507402
  ----------------------------            -----------          ----------------
  (State or Other Jurisdiction            (Commission          (I.R.S. Employer
       of Incorporation or                    file               Identification
          Organization)                     number)                 Number)


                             720 PENNSYLVANIA DRIVE
                            EXTON, PENNSYLVANIA 19341
                     --------------------------------------
                    (Address of principal executive offices)


                                 (610) 646-9800
               --------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information is furnished under Item 9. "Regulation FD Disclosure" and Item 12. "Disclosure of Results of Operations and Financial Condition."

         On July 28, 2004, Innovative Solutions & Support, Inc. issued a press release announcing its financial results for its third quarter and fiscal year to date periods ended June 30, 2004. A copy of the press release is attached as
Exhibit 99.1 to this report and incorporated herein by reference.

         The information in this Current Report on Form 8-K (including Exhibit
99.1 attached hereto) is furnished pursuant to Items 9 and 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         INNOVATIVE SOLUTIONS & SUPPORT, INC.

                                          By:   /s/ James J. Reilly
                                              ------------------------------
                                                    James J. Reilly
Date: July 28, 2004                                 Chief Financial Officer

EXHIBIT INDEX
-------------

99.1 Press Release dated July 28, 2004 announcing financial results for the third quarter and fiscal year to date periods ended June 30, 2004.